Restructuring Activities	12 Months Ended
Dec. 31, 2016
Restructuring And Related Activities [Abstract]
Restructuring Activities

12. Restructuring Activities

On October 3, 2016, the Company announced a 22% reduction in headcount as part of a major corporate restructuring with the objective of prioritizing its research and development on a focused set of systems biology-derived oncology products and strengthening its financial runway. On this same date, the Company also announced the resignation of Robert Mulroy, the Company’s former President and Chief Executive Officer (“CEO”).

Under this corporate restructuring, the Company recognized total restructuring expenses of $5.7 million during the year ended December 31, 2016 related to stock-based compensation expense for certain terminated employees, contractual termination benefits for employees with pre-existing severance arrangements and one-time employee termination benefits. These one-time employee termination benefits were comprised of severance, benefits and related costs, all of which resulted in cash expenditures during the third and fourth quarters of 2016.

The following table summarizes the charges related to the restructuring activities as of December 31, 2016:

(in thousands)	Expenses	Less: Payments	Less: Non-Cash Expenses	Accrued Restructuring Expenses at December 31, 2016
Severance, benefits and related costs due to workforce reduction	$5,710	$(3,565)	$(1,371)	$774
Totals	$5,710	$(3,565)	$(1,371)	$774